Exhibit 10.60

AMENDMENT TO PROMISSORY NOTE

This Amendment to Promissory Note (the “Amendment”) is entered into as of December 1, 2011 by and between eDiets.com, Inc. (“Maker”) and Lee S. Isgur (“Holder”).

WHEREAS, Maker executed and delivered to Holder that certain promissory note dated November 12, 2010 (the “Original Note”), payable to the order of Holder in the original principal amount of Two Hundred Thousand and 00/100 Dollars ($200,000.00), which Original Note evidences a loan in such original principal amount made by Holder to Maker; and

WHEREAS, Maker and Holder wish to amend the Original Note to extend the maturity date thereunder,

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Holder hereby agree as follows:

8. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Original Note.

9. The entire outstanding principal balance of the Original Note, together with all accrued and unpaid interest and charges thereon, shall be due and payable on December 31, 2012.

10. Except as otherwise provided in this Amendment, all terms and provisions of the Original Note shall remain in full force and effect.

11. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

12. This Amendment shall bind and inure to the benefit of the parties hereto and to their respective successors and assigns.

13. This Amendment may not be changed orally.

14. This Amendment may be executed in multiple counterparts, and may be delivered by facsimile or other form of electronic transmission. Each counterpart, when so executed and delivered, shall be deemed an original, and all counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, Maker and Holder have duly executed this Amendment as of the day and year first above written.

HOLDER:	MAKER:

EDIETS.COM, INC.

/s/ Lee S. Isgur	By:	/s/ Thomas Hoyer
LEE S. ISGUR		Name: Thomas Hoyer
Title: Chief Financial Officer